Exhibit 99.1

B26 (Official Form 26) (12/08)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

	:	Chapter 11

In re	:	Case No. 14-12515 (PJW)

DENDREON CORPORATION, et al.,	:	Jointly Administered

:
Debtors.[1]

:

X

PERIODIC REPORT REGARDING VALUE, OPERATIONS AND

PROFITABILITY OF ENTITIES IN WHICH THE ESTATE OF DENDREON CORPORATION

HOLDS A SUBSTANTIAL OR CONTROLLING INTEREST

This is the report as of December 31, 2013 & June 30, 2014 on the value, operations and profitability of those entities in which the Debtors’ estates hold a substantial or controlling interest, as required by Bankruptcy Rule 2015.3. The estate of Dendreon Corporation holds a substantial or controlling interest in the following entity:

Name of Entity	Interest of the Estate

Dendreon Holdings B.V.	100%

Dendreon Operations B.V.	100%

Dendreon Germany GmbH	100%

Dendreon UK Limited	100%

This periodic report (the “Periodic Report”) consists of three exhibits for each entity listed above. Exhibit A contains a valuation estimate for each entity as of a date not more than two years prior to the date of this report. It also contains a description of the valuation method used. Exhibit B is presented in columnar format for each entity and contains a balance sheet, a statement of operations, a statement of cash flows and a statement of changes in shareholders’ or partners’ equity (deficit) for the period covered by the Periodic Report, along with summarized footnotes. Exhibit C contains a description of the business operations of these entities.

1 The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

B26 (Official Form 26) (12/08) – Cont.

THIS REPORT MUST BE SIGNED BY A REPRESENTATIVE OF THE TRUSTEE OR DEBTOR IN POSSESSION.

The undersigned, having reviewed the above listing of entities in which the estate of Dendreon Corporation holds a substantial or controlling interest, and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the listing is complete, accurate and truthful to the best of his/her knowledge.

Date:  December 1, 2014

/s/ Gregory R. Cox
Signature of Authorized Individual

Gregory R. Cox
Name of Authorized Individual

Interim Chief Financial Officer
Title of Authorized Individual

2

B26 (Official Form 26) (12/08) – Cont.

Notes to Periodic Report Required by Bankruptcy Rule 2015.3

The financial statements contained in this Periodic Report are unaudited. While management of the Debtors and their affiliates have made every reasonable effort to ensure that these financial statements are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information may result in material changes in the data contained in these financial statements, and inadvertent errors or omissions may exist. To the extent the Debtors discover additional information that may differ materially from the information set forth in the financial statements contained herein, the Debtors may amend, supplement or otherwise modify this Periodic Report to reflect such changes. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Periodic Report as they deem necessary or appropriate.

1. Reservation of Rights. Nothing contained in this Periodic Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

2. Basis of Presentation. The financial statements contained herein were not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. Significant efforts have been put forth to attribute the assets and liabilities to the proper legal entity. However, the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity. Accordingly, the Debtors reserve all rights to supplement or amend any financial statements contained in this Periodic Report.

Moreover, given, among other things, the uncertainty surrounding the collection and ownership of certain assets and the valuation and nature of certain liabilities, to the extent that a non-debtor entity shows more assets than liabilities, this is not an admission that the non-debtor entity was solvent at the Petition Date or at any time prior to the Petition Date, including the date as of or for the period of any financial statements or other financial information included in this Periodic Report. Likewise, to the extent that a non-debtor entity shows more liabilities than assets, this is not an admission that the non-debtor entity was insolvent at the Petition Date or at any time prior to the Petition Date, including the date as of or for the period of any financial statements or other financial information included in this Periodic Report.

3. Current values. Unless otherwise indicated, the basis for all current values included in this Periodic Report was the net book value from relevant corporate books and records as of the close of business on December 31, 2013 & June 30, 2014. The net book value as of December 31, 2013 & June 30, 2014 may not reflect the current value of the respective assets.

For the reasons discussed above, the Debtors caution readers not to place undue reliance upon the information contained in this Periodic Report. For further information, please refer to the consolidated financial statements and footnotes thereto in the respective Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Quarterly Report on Form 10-Q for the period ended June 30, 2014 for the Debtors and other filings by the Debtors with the Securities and Exchange Commission.

3

EXHIBIT A

Dendreon Corporation

Exhibit A - Schedule of Foreign Subsidiaries

Name of Entity	Interest of the Estate	Valuation Estimate
Dendreon Holdings B.V.	100%	$ 85,104
Dendreon Operations B.V.	100% (wholly owned subsidary of Holdings B.V.)	$ 23,059
Dendreon Germany GmbH	100% (wholly owned subsidary of Holdings B.V.)	$ 31,923
Dendreon UK Limited	100% (wholly owned subsidary of Holdings B.V.)	$ 0

NOTE: Valuations are based on net book value as of 6/30/14. Dendreon UK Limited is a UK subsidiary formed for the eventual sale and delivery of PROVENGE. As of 6/30/14, the company did not have any assets or liabilities.

EXHIBIT B

Dendreon Holdings BV

Comparative Balance Sheets

(Unaudited)

	June 30, 2014	December 31, 2013
Assets
Current Assets
Cash	$22,866	$23,337

Total current assets	22,866	23,337

Other Assets
Investment in subsidiaries	61,767	61,767

Total other assets	61,767	61,767

Total Assets	$84,633	$85,104

Liabilities and Owner’s Equity

Liabilities
Total liabilities	$-	$-
Owner’s Equity
Owner’s investment	25,708	25,708
Additional paid in capital	61,767	61,767
Accumulated deficit	(1,695)	(1,477)
Accumulated other comprehensive loss	(1,147)	(894)

Total owner’s equity	85,104	85,104

Total Liabilities and Owner’s Equity	$85,104	$85,104

Dendreon Operations BV

Comparative Balance Sheets

(Unaudited)

	June 30, 2014	December 31, 2013
Assets
Current Assets
Cash	$23,059	$23,533

Total current assets	23,059	23,533

Total Assets	$23,059	$23,533

Liabilities and Owner’s Equity
Liabilities
Total liabilities	$-	$-
Owner’s Equity
Owner’s investment	25,904	25,904
Accumulated deficit	(1,493)	(1,275)
Accumulated other comprehensive income	(1,352)	(1,096)

Total owner’s equity	23,059	23,533

Total Liabilities and Owner’s Equity	$23,059	$23,533

Dendreon Germany GmbH

Comparative Balance sheets

(Unaudited)

	June 30, 2014	December 31, 2013
Assets
Current Assets
Cash	$31,923	$32,611

Total current assets	31,923	32,611

Total Assets	$31,923	$32,611

Liabilities and Owner’s Equity

Liabilities
Total liabilities	$-	$-
Owner’s Equity
Owner’s investment	35,863	35,863
Accumulated deficit	(2,168)	(1,834)
Accumulated other comprehensive loss	(1,771)	(1,417)

Total owner’s equity	31,923	32,611

Total Liabilities and Owner’s Equity	$31,923	$32,611

Dendreon Holdings BV

Statement of Operations

(Unaudited)

	Six Months Ended June 30, 2014	Year Ended Dec 31, 2013
	$ (dollars)	$ (dollars)
Revenues:
Total Revenues	$-	$-

Expenses:
General and administrative	218	612

Total Expenses	218	612
Operating loss	(218)	(612)
Exchange rate differences	(253)	1,040

Net Income (Loss)	$(471)	$428

Dendreon Operations BV

Statement of Operations

(Unaudited)

	Six Months Ending June 30, 2014	Year Ending Dec 31, 2013

	$ (dollars)	$ (dollars)
Revenues:
Total Revenues	$-	$-

Expenses:
General and administrative	218	612

Total Expenses	218	612
Operating loss	(218)	(612)
Exchange rate differences	(256)	1,048

Net Income (Loss)	$(474)	$436

Dendreon Germany GmbH

Statement of Operations

(Unaudited)

	Six Months Ending June 30, 2014	Year Ending Dec 31, 2013

	$ (dollars)	$ (dollars)
Revenues:
Total Revenues	$-	$-

Expenses:
General and administrative	334	645

Total Expenses	334	645

Operating loss	(334)	(645)
Exchange rate differences	(354)	1,435

Net Income	$(688)	$790

Dendreon Holdings BV

Statement of Cash Flows

(Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended Dec 31, 2013

	$ (dollars)	$ (dollars)
Cash flows from operating activities:

Net income (loss)	$(471)	$428

Net cash used in operating activites	(471)	428

Cash flows from investing activites:

Net cash (used in) provided by investing activites	-	-

Cash flows from financing activites:
Net cash (used in) provided by financing activites	-	-

Net increase (decrease) in cash	(471)	428
Cash beginning of period	23,337	22,909

Cash end of period	$22,866	$23,337

Dendreon Operations BV

Statement of Cash Flows

(Unaudited)

	For the 6 Months Ending June 30, 2014	For the Year Ending Dec 31, 2013

	$ (dollars)	$ (dollars)
Cash flows from operating activities:

Net income (loss)	$(474)	$436

Net cash used in operating activites	$(474)	$436

Cash flows from investing activites:

Net cash (used in) provided by investing activites	-	-

Cash flows from financing activites:
Net cash (used in) provided by financing activites	$-	$-

Net decrease in cash	$(474)	$436
Cash beginning of period	23,533	23,097

Cash end of period	$23,059	$23,533

Dendreon Germany GmbH

Statement of Cash Flows

(Unaudited)

	For the 6 Months Ending June 30, 2014	For the Year Ending Dec 31, 2013

	$ (dollars)	$ (dollars)
Cash flows from operating activities:

Net income (loss)	$(688)	$790

Net cash used in operating activites	(688)	790

Cash flows from investing activites:

Net cash (used in) provided by investing activites	-	-

Cash flows from financing activites:
Net cash (used in) provided by financing activites	-	-

Net decrease in cash	(688)	790
Cash beginning of period	32,611	31,821

Cash end of period	$31,923	$32,611

Dendreon Holdings BV

Statement of Changes in Owner’s Equity

(Unaudited)

	$ (dollars)
	Owner’s Investment	Subsidiaries Investment	Accumulated Deficit	AOCI	Owner’s Equity

Balance, December 31, 2011	$25,708	$61,767	$(449)	$(2,364)	$84,662

Net loss	-	-	(416)		(416)
Other comprehensive income				430	430

Balance, December 31, 2012	$25,708	$61,767	$(865)	$(1,934)	$84,676

Net loss	-	-	(612)		(612)
Other comprehensive income				1,040	1,040

Balance, December 31, 2013	$25,708	$61,767	$(1,477)	$(894)	$85,104

Net loss	-	-	(218)		(218)
Other comprehensive loss				(253)	(253)

Balance, June 30, 2014	$25,708	$61,767	$(1,695)	$(1,147)	$84,633

Dendreon Operations BV

Statement of Changes in Owner’s Equity

(Unaudited)

	$ (dollars)
	Owner’s Investment	Accumulated Deficit	AOCI	Owner’s Equity

Balance, December 31, 2011	$25,904	$(34)	$(2,580)	$23,290

Net loss		(629)		(629)
Other comprehensive income			436	436

Balance, December 31, 2012	$25,904	$(663)	$(2,144)	$23,097

Net loss	-	(612)		(612)
Other comprehensive income			1,048	1,048

Balance, December 31, 2013	$25,904	$(1,275)	$(1,096)	$23,533

Net loss	-	(218)		(218)
Other comprehensive loss			(256)	(256)

Balance, June 30, 2014	$25,904	$(1,493)	$(1,352)	$23,059

Dendreon Germany GmbH

Statement of Changes in Owner’s Equity

(Unaudited)

	$ (dollars)
	Owner’s Investment	Accumulated Deficit	AOCI	Owner’s Equity

Balance, December 31, 2011	$35,863	$(561)	$(3,443)	$31,858

Net loss		$(628)		$(628)
Other comprehensive income			$591	$591

Balance, December 31, 2012	$35,863	$(1,189)	$(2,852)	$31,821

Net loss	-	(645)		(645)
Other comprehensive income			1,435	1,435

Balance, December 31, 2013	$35,863	$(1,834)	$(1,417)	$32,611

Net loss		(334)		(334)
Other comprehensive loss			$(354)	(354)

Balance, June 30, 2014	$35,863	$(2,168)	$(1,771)	$31,923

EXHIBIT C

Dendreon Corporation

Exhibit C - Description of Operations

Foreign Subsidiaries:

Dendreon Holdings B.V.

Dendreon Operations B.V.

Dendreon Germany GmbH

Dendreon UK Limited

The Foreign Subsidiaries are 100% owned and controlled by Dendreon Corporation and were formed for the eventual manufacture, distribution and sale of PROVENGE in the E.U. as part of an overall E.U. expansion plan. The E.U. expansion is currently in its early stages and as of 6/30/14 there was no commercial production or delivery of PROVENGE in the E.U.